AS FILED WITH THE SEC ON JUNE 17, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 17, 2004

Commission file number 001-11639

LUCENT TECHNOLOGIES INC.

A Delaware Corporation	I.R.S. Employer No. 22-3408857

600 Mountain Avenue, Murray Hill, New Jersey 07974

Telephone Number: (908) 582-8500

ITEM 5. OTHER EVENTS.

REVISION OF CONSOLIDATED FINANCIAL INFORMATION

Included under Item 7 of this Report on Form 8-K are revised consolidated financial statements to disclose the retroactive effect to our new segment structure for each of the years ended September 30, 2003, 2002 and 2001. These consolidated financial statements supercede the consolidated financial statements included in our Annual Report on Form 10-K for the year ended September 30, 2003, filed on December 9, 2003. The only material changes in the attached consolidated financial statements from those filed with our Annual Report on Form 10-K are revisions to Notes 1 and 14. We have also revised our Management Discussion and Analysis of Financial Condition and Results of Operations to reflect our new segment structure.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) The following exhibits are included with this Report:

23	Consent of PricewaterhouseCoopers LLP
99.1	Revised consolidated financial information for the years ended September 30, 2003, 2002 and 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lucent Technologies Inc. Registrant

Date: June 17, 2004

/s/ John A. Kritzmacher

John A. Kritzmacher Senior Vice President and Controller (Principal Accounting Officer)

Exhibit Index

Exhibit Number

23	Consent of PricewaterhouseCoopers LLP.
99.1	Revised consolidated financial information for the years ended September 30, 2003, 2002 and 2001.